Exhibit 99.3

THE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP.  THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP. TRADING DESK AT 206-554-2450, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

WaMu Mortgage Pass-Through Certificates
Series 2005-AR8 Group 1
Mortgage Loans
Preliminary Collateral Information As of 07/01/05

TOTAL CURRENT BALANCE	$665,768,012
TOTAL ORIGINAL BALANCE	$669,533,371

NUMBER OF LOANS	1,104

			Minimum		Maximum
AVG CURRENT BALANCE	$603,051		$55,298		$2,496,109
AVG ORIGNAL BALANCE	$606,461		$55,360		$2,500,000

WAVG GROSS COUPON	5.04%		4.18%		5.93%
WAVG GROSS MARGIN	2.40%		1.55%		3.30%
WAVG MAX INT RATE	9.99%		8.70%		10.81%

WAVG CURRENT LTV	70.45%		25.96%		94.66%

WAVG FICO SCORE	690		580		822

WAVG MONTHS TO ROLL	1	months	1	months	1	months

WAVG NEG AM LIMIT	124%		110%		125%
WAVG PAYMENT CAP	7.50%		7.50%		7.50%
WAVG RECAST	60	months	60	months	60	months

WAVG ORIGINAL TERM	365	months	180	months	480	months
WAVG REMAINING TERM	358	months	170	months	477	months
WAVG SEASONING	7	months	3	months	16	months

NZ WAVG PREPAY TERM	12	months	12	months	12	months

TOP STATE CONC	CA(60.50%),IL(4.83%),NJ(4.05%)
MAXIMUM CA ZIPCODE	1.04%

FIRST PAY DATE			April 1,2004		May 1,2005

RATE CHANGE DATE			August 1,2005		August 1,2005

MATURE DATE			September 1,2019		April 1,2045

PRODUCT	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Monthly MTA	1,104	$665,768,012	100.00%
Total	1,104	$665,768,012	100.00%

CURRENT BALANCE ($)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
1— 100,000	7	$521,672	0.08%
100,001— 200,000	25	3,772,917	0.57
200,001— 300,000	37	9,386,662	1.41
300,001— 400,000	163	61,173,201	9.19
400,001— 500,000	239	108,140,356	16.24
500,001— 600,000	235	129,171,925	19.40
600,001— 700,000	162	104,924,794	15.76
700,001— 800,000	61	45,328,704	6.81
800,001— 900,000	41	35,001,062	5.26
900,001— 1,000,000	44	43,000,887	6.46
1,000,001— 1,100,000	18	19,053,207	2.86
1,100,001— 1,200,000	12	13,815,725	2.08
1,200,001— 1,300,000	18	22,777,091	3.42
1,300,001— 1,400,000	10	13,470,171	2.02
1,400,001— 1,500,000	12	17,849,552	2.68
1,500,001— 1,600,000	6	9,108,124	1.37
1,600,001— 1,700,000	3	5,002,552	0.75
1,700,001— 1,800,000	1	1,783,721	0.27
1,800,001— 1,900,000	1	1,834,169	0.28
1,900,001— 2,000,000	2	3,911,201	0.59
2,000,001— 2,100,000	1	2,074,107	0.31
2,300,001— 2,400,000	2	4,685,394	0.70
2,400,001— 2,500,000	4	9,980,818	1.50
Total	1,104	$665,768,012	100.00%

GROSS COUPON (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
4.001— 4.250	1	$558,597	0.08%
4.251— 4.500	3	1,158,493	0.17
4.501— 4.750	114	60,232,094	9.05
4.751— 5.000	459	258,829,741	38.88
5.001— 5.250	304	195,445,455	29.36
5.251— 5.500	209	137,533,570	20.66
5.501— 5.750	10	7,777,844	1.17
5.751— 6.000	4	4,232,220	0.64
Total	1,104	$665,768,012	100.00%

GROSS MARGIN (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
1.501— 1.750	1	$558,597	0.08%
1.751— 2.000	78	39,876,513	5.99
2.001— 2.250	325	184,761,508	27.75
2.251— 2.500	400	243,623,198	36.59
2.501— 2.750	270	174,174,854	26.16
2.751— 3.000	25	17,899,496	2.69
3.001— 3.250	3	1,924,604	0.29
3.251— 3.500	2	2,949,244	0.44
Total	1,104	$665,768,012	100.00%

MAX INT RATE (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 9.000	1	$579,642	0.09%
9.251— 9.500	1	492,552	0.07
9.501— 9.750	2	1,075,521	0.16
9.751— 10.000	940	535,976,811	80.51
10.001— 10.250	143	110,111,583	16.54
10.251— 10.500	14	13,773,646	2.07
10.501— 10.750	2	1,262,150	0.19
10.751— 11.000	1	2,496,109	0.37
Total	1,104	$665,768,012	100.00%

ORIGINAL TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
180	1	$468,141	0.07%
360	1,056	636,933,371	95.67
480	47	28,366,501	4.26
Total	1,104	$665,768,012	100.00%

NEG AM LIMIT (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
110	112	$65,870,453	9.89%
125	992	599,897,560	90.11
Total	1,104	$665,768,012	100.00%

REMAINING TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
161— 170	1	$468,141	0.07%
341— 350	296	176,859,317	26.56
351— 360	760	460,074,054	69.10
461— 470	12	7,700,393	1.16
471— 480	35	20,666,108	3.10
Total	1,104	$665,768,012	100.00%

SEASONING (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
1— 6	623	$400,992,673	60.23%
7— 12	471	259,297,753	38.95
13 >=	10	5,477,587	0.82
Total	1,104	$665,768,012	100.00%

CURRENT LTV (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
26— 30	2	$1,176,586	0.18%
31— 35	3	2,238,578	0.34
36— 40	5	3,738,135	0.56
41— 45	11	9,500,607	1.43
46— 50	29	22,147,305	3.33
51— 55	43	26,301,709	3.95
56— 60	48	36,820,707	5.53
61— 65	99	76,008,612	11.42
66— 70	134	89,985,358	13.52
71— 75	280	168,264,162	25.27
76— 80	397	205,485,308	30.86
81— 85	33	17,908,734	2.69
86— 90	9	3,315,469	0.50
91— 95	11	2,876,741	0.43
Total	1,104	$665,768,012	100.00%

FICO SCORE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
580— 599	23	$7,855,238	1.18%
600— 619	94	32,259,448	4.85
620— 639	62	36,681,039	5.51
640— 659	77	51,461,010	7.73
660— 679	187	115,518,642	17.35
680— 699	229	152,341,367	22.88
700— 719	202	129,274,297	19.42
720— 739	110	70,677,802	10.62
740— 759	69	41,057,569	6.17
760— 779	31	17,663,354	2.65
780— 799	15	8,806,481	1.32
800 >=	5	2,171,765	0.33
Total	1,104	$665,768,012	100.00%

DOCUMENTATION	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Full Documentation	417	$227,476,113	34.17%
Reduced Documentation	687	438,291,899	65.83
Total	1,104	$665,768,012	100.00%

IO FLAG	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
NO	1,104	$665,768,012	100.00%
Total	1,104	$665,768,012	100.00%

OCCUPANCY	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Investor	4	$2,947,655	0.44%
Owner Occupied	1,034	621,983,943	93.42
Second Home	66	40,836,415	6.13
Total	1,104	$665,768,012	100.00%

PROPERTY TYPE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
2-4 Family	14	$9,210,605	1.38%
Condo	115	57,987,752	8.71
Co-op	1	55,298	0.01
Single Family	971	596,958,745	89.66
Townhouse	3	1,555,612	0.23
Total	1,104	$665,768,012	100.00%

PURPOSE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Purchase	364	$219,137,966	32.92%
Refi—Cash Out	607	367,415,554	55.19
Refi—No Cash Out	133	79,214,492	11.90
Total	1,104	$665,768,012	100.00%

PREPAY TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
0	751	$456,379,466	68.55%
12	353	209,388,546	31.45
Total	1,104	$665,768,012	100.00%

STATE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
AZ	18	$12,451,920	1.87%
CA	638	402,821,103	60.50
CO	25	13,190,918	1.98
CT	13	8,713,403	1.31
DC	3	1,634,673	0.25
DE	1	152,000	0.02
FL	43	25,947,802	3.90
GA	16	6,368,417	0.96
IL	59	32,150,531	4.83
IN	3	1,714,201	0.26
KS	2	1,575,221	0.24
MA	19	9,449,624	1.42
MD	31	19,339,357	2.90
MI	8	6,191,073	0.93
MN	3	1,957,401	0.29
MO	5	2,561,716	0.38
NC	1	71,556	0.01
NE	2	957,249	0.14
NH	2	967,336	0.15
NJ	55	26,964,062	4.05
NV	12	6,186,627	0.93
NY	38	24,147,735	3.63
OH	7	3,400,395	0.51
OR	11	5,862,515	0.88
PA	8	5,674,345	0.85
RI	1	269,797	0.04
SC	5	5,138,351	0.77
TX	4	899,828	0.14
UT	2	1,267,090	0.19
VA	31	17,027,113	2.56
WA	35	19,691,703	2.96
WI	3	1,022,949	0.15
Total	1,104	$665,768,012	100.00%

WaMu Capital Corp.,
A Washington Mutual, Inc. Company